UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 17, 2023, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $900,000,000 aggregate principal amount of its 5.450% Senior Notes due 2028 (the “Notes”). The offering of the Notes was made pursuant to AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-263244), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022. AES has filed with the SEC a prospectus supplement, dated May 15, 2023 together with the accompanying prospectus, dated March 2, 2022 relating to the offer and sale of the Notes.

The public offering price of the Notes was 99.940% of the principal amount. AES intends to allocate an amount equal to the net proceeds from this offering to one or more eligible green projects, which may include the development or redevelopment of such projects. Pending such allocation, AES intends to use the net proceeds from the offering of the Notes to refinance existing indebtedness, fund investments in the Company’s renewables strategic business unit, fund investments in its U.S. utilities businesses or for general corporate purposes.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated May 15, 2023, among AES and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters listed in Schedule A to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued on May 17, 2023 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the twenty-eighth supplemental indenture, dated as of May 17, 2023 (the “Twenty-Eighth Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the Notes accrues at a rate of 5.450% per annum and is payable on June 1 and December 1 of each year, beginning December 1, 2023. The Notes will mature on June 1, 2028.

Prior to May 1, 2028 (one month prior to their maturity date), AES may redeem the Notes at its option, in whole or in part, at any time and from time to time, at the “make whole” redemption price described in the Indenture, plus accrued and unpaid interest thereon to the redemption date. On or after May 1, 2028, AES may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101.00% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The Base Indenture and Ninth Supplemental Indenture have been incorporated by reference as Exhibit 4.1 and Exhibit 4.2, respectively, to the Registration Statement. The Underwriting Agreement, the Twenty-Eighth Supplemental Indenture and the form of the Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute the Company’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, our financing plans, including the offering of the Notes and the details thereof, the proposed use of proceeds therefrom, the ultimate allocation of amounts relating to the offering of the Notes to eligible green projects and other expected effects of the offering of the Notes. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2022 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Potential investors are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2023, among The AES Corporation, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters

4.1	Twenty-Eighth Supplemental Indenture, dated May 17, 2023, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of 5.450% Senior Notes due 2028 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The AES CORPORATION

Dated: May 17, 2023	By:	/s/ Stephen Coughlin
	Name: Title:	Stephen Coughlin Executive Vice President and Chief Financial Officer